                                POWER OF ATTORNEY

        Know all by these presents,  that the undersigned hereby constitutes and appoints Matt Smith and Deborah Nygren,  signing singly,  the undersigned's true and lawful attorney-in-fact to:

        1.      execute   for  and  on  behalf  of  the   undersigned,   in  the
                undersigned's capacity as an officer, director, or 10% holder of
                Comverge,  Inc. (the  "Company"),  Forms 3, 4 and 5, pursuant to
                Section  16(a) of the  Securities  Exchange  Act of 1934 and the
                rules  thereunder,  and Form 144, pursuant to Rule 144 under the
                Securities  Act of 1933 and the rules  thereunder,  if required;
                and

        2.      do and  perform  any  and all  acts  for  and on  behalf  of the undersigned  which may be necessary or desirable to complete and execute  any such Form 3, Form 4, Form 5 or Form 144 and  timely file such form with the United  States  Securities  and Exchange
                Commission and any stock exchange or similar authority; and

        3.      take any other action of any type  whatsoever in connection with the foregoing  which,  in the opinion of such  attorney-in-fact, may be of  benefit  to,  in the best  interest  of,  or  legally required  by,  the  undersigned,  it being  understood  that the documents  executed  by such  attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney shall be in such form  and  shall  contain  such  terms  and  conditions  as such
                attorney-in-fact   may   approve   in  such   attorney-in-fact's
                discretion.

        The  undersigned  hereby  grants  such  attorney-in-fact  full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary  or proper to be done in the  exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue  of this  power of  attorney  and the  rights  and
powers  herein  granted.   The  undersigned   acknowledges  that  the  foregoing
attorney-in-fact, in serving in such capacity at the request of the undersigned, is not  assuming,  nor  is  the  Company  assuming,  any  of  the  undersigned's responsibilities  to comply with Section 16(a) of the Securities Exchange Act of
1934 or Rule 144 of the Securities Act of 1933.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer an  officer,  director,  or 10% holder of the  Company unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing  attorneys-in-fact;  provided,  however,  this Power of Attorney  will expire immediately upon the termination of employment of any attorney-in-fact as
to   that   attorney-in-fact   only,   but  not  as  to  any   other   appointed
attorney-in-fact hereunder.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of April, 2007.

                                        /s/ Timothy A. Woodward
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